UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2008

THE TRADESHOW MARKETING COMPANY, LTD.
(Exact name of registrant as specified in its charter)

Nevada	001-32619	06-1754875
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4550 East Cactus Road, Suite 220 Phoenix, AZ 85032-7702
(Address of principal executive offices)
(800) 585-8762
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:
Luis Carrillo
SteadyLaw Group, LLP
501 W. Broadway, Suite 800
San Diego, CA 92101
main phone: 619.399.3090
fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Director(s) & Officer(s)

On April 30 2008, the Registrant’s Board of Directors accepted the resignation of Peggie-Ann Kirk as Director and Chief Financial Officer, effective immediately.

On April 30 2008, the Registrant’s Board of Directors accepted the resignation of Bruce Kirk as Director, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Tradeshow Marketing Company Ltd.

May 1, 2008	By:	/s/ Luniel de Beer
Luniel de Beer
President & CEO